BROWN ADVISORY FUNDS

Brown Advisory Value Equity Fund
 (the “Fund”)

Institutional Shares (BAFVX)
Investor Shares (BIAVX)
Advisor Shares (BAVAX)

Supplement dated March 31, 2016
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated
October 30, 2015

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (the “Board”) of Brown Advisory Funds, the Board approved certain changes relating to the Fund, as described below:

1. Change in Portfolio Managers for the Fund

Effective as of March 31, 2016, Doron S. Eisenberg and Michael L. Foss assumed joint responsibility for the day-to-day portfolio management of the Fund.  Prior to that date, Messrs. Eisenberg and Foss had shared portfolio management duties with Richard M. Bernstein, who has assumed a role supporting the Director of Equity Research, Tim Hathaway, CFA.  Mr. Bernstein had managed the Fund since 2003.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference